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                                                                EXHIBIT (10)(cc)

                           J. Alexander's Corporation
                             2006 Executive Salaries

The base salaries of the persons who are anticipated to constitute the Company's named executive officers for 2006 were approved effective January 1, 2006, as follows:

Lonnie J. Stout II                                      $351,900
R. Gregory Lewis                                        $177,600
J. Michael Moore                                        $141,800
Mark A. Parkey                                          $137,350